Exhibit 99.1

Investor Presentation

May 2005

Forward Looking Information and Non-GAAP Reconciliations

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies and the results of our operations and our business. However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements, as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Throughout this presentation, certain non-GAAP metrics are provided that management believes provide useful information in understanding the financial performance of the Company. Reconciliations of the non-GAAP metrics to the comparable GAAP metrics are provided in the Company’s Annual Report on Form 10K for the year ended December 31, 2004, which is available on the Company’s website at www.plsb.com.

Stock Profile

NASDAQ Symbol: PLSB

Recent Price (5/19/05): $25.51

Market Cap: $380 million

Shares Outstanding: 14.9 million

Float: 13.7 million

Avg. Volume: 52,000

Forward P/E*: 15.7

Price/Book (mrq): 1.97

* Based on 2005 consensus analyst estimates

Investment Considerations

Exceptional opportunities in three of California’s high growth markets

Experienced management team that has extensive knowledge of both Northern and Southern California banking markets

Asset sensitive balance sheet well positioned for a rising interest rate environment

Attractive banking franchise with low cost of deposits

Highly leveragable cost structure in place

Recent acquisition will add $0.30 per share in 2005

Company Overview

Placer Sierra Bancshares

At $1.8 billion, Placer Sierra is the largest community bank headquartered in Central California

Placer Sierra operates in the greater

Sacramento, Central and Southern California high-growth market areas

Experienced M&A and commercial bank management team in both Northern and Southern California

Strong Trends in Key Metrics

Net Income

(in 000s) $18,000 $16,000 $14,000 $12,000 $10,000 $8,000 $6,000 $4,000 $2,000 $0 $3,325 $9,228 $14,435 $16,768 $4,180 $5,170

2001 2002 2003* 2004** Q1 Q1 2004 2005

Efficiency Ratio

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

84.15%

80.46%

69.56%

64.75%

64.72%

63.92%

2001 2002 2003* 2004** Q1 2004 Q1 2005

*Excluding gain on sale of branches

** Based on operating earnings, which excludes merger-related costs and losses related to restructuring of acquired investment securities

Strong Trends in Key Metrics

ROAA

1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

0.25%

0.66%

1.02%

1.15%

1.21%

1.16%

2001 2002 2003* 2004** Q1 2004 Q1 2005

ROAE

12% 10% 8% 6% 4% 2% 0%

2.25%

6.29%

9.10%

9.55%

10.02%

10.93%

2001 2002 2003* 2004** Q1 2004 Q1 2005

*Excluding gain on sale of branches

** Based on operating earnings, which excludes merger-related costs and losses related to restructuring of acquired investment securities

Consistently Strong Growth

Five Year CAGR*

Net income**: 66%

Loans: 15%

Non-interest bearing deposits: 17%

Net interest income: 18%

Non-interest income: 18%

*Five years ended December 31, 2004

**Based on operating earnings for 2004, which excludes merger-related costs and losses related to restructuring of acquired investment securities

Located in High Growth Areas

31 branches in Northern California

Attractive Markets: Northern California

Serving Placer, Sacramento & El Dorado Counties

Low unemployment rate in the Sacramento region, 5.4% in June 2004, vs. 5.6% nationally

Placer County’s population has grown 43.8% in the last decade vs. 13.1% nationally and was rated number one in job growth among urban counties nationally

Placer County deposit growth of 14.9% exceeds the national average

Located in High Growth Areas

9 branches in Southern California

Attractive Markets: Southern California

Serving Los Angeles and Orange Counties

Orange County’s unemployment rate was 3.5% in June 2004, the second lowest in the U.S.

Los Angeles County ranked first, and Orange County ranked seventh in population growth of 3,000 U.S. counties

Los Angeles County deposit growth of 14.6% exceeds the national average

Operating and Growth Strategies

Capitalize on growth opportunities in both our northern and southern California markets

Expand through strategically placed new branches in Northern California Acquire one or more retail banking franchises in Southern California to complement Bank of Orange County’s well established commercial lending business

Continue to aggressively recruit experienced commercial bankers with portfolios of loyal customers

Operating and Growth Strategies

Use our size to give us a competitive advantage

Secured loan lending limit was $63.3 million as of Mar. 31, 2005 Unsecured loan lending limit was $38.0 million as of Mar. 31, 2005

Continue to leverage our integrated, customer-centered sales and service culture

Big bank sales culture combined with community bank customer service results in high loan and deposit growth Investment in MCIF/CRM software provides ability to identify sales opportunities and enhance product and customer profitability

Northern California Market Opportunity

Expand down Highway 99 to the cities of Modesto, Merced and Fresno

SVP from Bank of America hired to oversee expansion

Loan production office established in May 2005 in Fresno

Southern California Market Opportunity

Expand into Riverside and San Bernardino Counties

Former CEO of Pacific Century Bank hired to oversee expansion

Financial Performance

2004 Financial Highlights

Temporary excess liquidity negatively impacted EPS in second half of 2004 by approximately $0.06 per share

Operating EPS increased 8.4%

Organic loan growth of 14.0%

Organic deposit growth of 13.5%

Operating ROAA increased to 1.15% from 1.02%

Operating ROAE increased to 9.55% from 9.10%

Q1 2005 Financial Highlights

EPS increased 13.3%

Net interest margin increased to 5.20% from 4.77% in previous quarter

Cost of deposits was 0.73%

Continued exceptional credit quality

Net recoveries of 0.17% of average assets

Loan production temporarily impacted by resources allocated to Bank Secrecy Act compliance efforts

Very strong loan pipeline—$340 million entering Q2

Loan Portfolio Composition

Low Risk Real Estate Focus

Unfunded Commercial Lines Doubled

December 31, 2001 $873,143

24%

7%

18%

3%

4%

44%

March 31, 2005 $1,277,581

20%

15%

12%

1%

2%

49%

Real Estate—Commercial Real Estate—Construction Consumer

Real Estate—Residential Commercial Leases & Other

Deposit Composition

Increasing Non-interest Bearing Deposits

Decreasing Time Deposits

December 31, 2001 $1,118,883

10%

35%

26%

14%

15%

Cost of deposits for twelve months ended 12/31/01: 2.47%

March 31, 2005 $1,554,810

18%

11%

23%

32%

16%

Cost of deposits for three months ended 3/31/05: 0.73%

Non-Interest Bearing Money Market Time

Interest Bearing Demand Savings

Core Deposit Growth $1,600 $1,400 $1,200 $1,000 $800 $600 $727.9 $1,118.9 $1,198.1 $1,017.5 $912.6 $1,137.1 $975.8 $904.6 $1,500.0 $1,184.4 $894.6 $1,554.8 $1,198.4 $894.6

2001 2002 2003 2004 Q1 2005

Core Deposit Growth $470.5 mm Deposit Restructure Impact—($224.3mm)

Total Deposit Growth—$435.9 mm

Net Interest Margin

Net interest margin has been impacted by rapidly declining interest rates and high levels of loan portfolio prepayments, yet has stayed relatively stable due to balance sheet management.

7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

5.01%

6.26%

5.02%

3.88%

4.59%

1.67%

4.83%

1.12%

4.92%

1.36%

5.20%

7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

2000 2001 2002 2003 2004 Q1 2005

Net Interest Margin

Avg. Fed Funds

Stable Cost of Deposits*

6.00% 5.00% 4.00% 3.00% 2.00% 1.00% 0.00%

4.00%

4.00%

4.00%

4.25%

4.50%

4.75%

4.75%

5.00%

5.25%

5.25%

5.50%

5.57%

1.00%

1.00%

1.00%

1.25%

1.50%

1.75%

1.75%

2.00%

2.25%

2.25%

2.50%

2.50%

0.64% 0.65% 0.66% 0.61% 0.61% 0.64% 0.65% 0.66% 0.66% 0.66%

0.73% 0.81%

Apr May June July Aug Sep Oct Nov Dec Jan Feb Mar

PLSB Deposits

Fed Funds

Prime

*April 2004 through March 2005

Catalysts for Strong Future Performance

Attractive markets driving balance sheet growth

High performance sales culture being adopted at Bank of Orange County and Bank of Lodi

Combination of revenue growth and reduction in redundant overhead at Bank of Orange County and Bank of Lodi will drive efficiency ratio to mid-50% range by end of 2005

Further increases in interest rates and treasury yields will continue to have a positive impact on net interest margin

Acquisition of Bank of Lodi will be highly accretive in 2005

New senior bankers driving expansion into attractive adjacent markets

2005 Expectations

Comfortable with full year consensus estimate of $1.62

Funded full year loan growth of 11%-12%

Loan production expected to be significantly higher - targeting $800 million in new commitments in 2005

CRE loan production being sold to generate near-term income to support expansion in Fresno and Southern California

Full year deposit growth of 14%-15% Continued high credit quality Increasing net interest margin

Long-Term Performance Goals

ROE: 15%

ROA: 1.50%-1.60%

EPS Growth: 20%/Year

Loan Growth: 13%/Year

Deposit Growth: 14%/Year

Efficiency Ratio: 50%-55%

Investor Presentation

May 2005